STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 005	12 Months Ended
Dec. 31, 2025 USD ($)
Income:
Interest and dividend income from investments	$ 25,351,773
Net appreciation in fair value of investments	99,048,023
Interest income on notes receivable from participants	675,147
Other income	31,716
Total income	125,106,659
Contributions:
Participant contributions	21,270,193
Employer contributions	18,914,280
Total contributions	40,184,473
Total additions	165,291,132
Deductions from net assets:
Benefits paid to participants	94,564,686
Administrative and other expenses	612,339
Total deductions	95,177,025
Net increase in net assets available for benefits	70,114,107
Net assets available for benefits, beginning of year	826,572,097
Net assets available for benefits, end of year	$ 896,686,204